Exhibit 99.2

Griffon Corporation Announces Preliminary Results of 2022 Annual Meeting

•	Outlook continues to be strong following Griffon’s successful repositioning and acquisition of Hunter Fan Company

•	Company remains on target for March 2022 announcement regarding strategic review and sale process of Telephonics business

NEW YORK--(BUSINESS WIRE) – Griffon Corporation (NYSE: GFF) (“Griffon” or “the Company”) today announced that, based on a preliminary vote count by its proxy solicitor, shareholders have voted to elect three of the Griffon Board of Directors’ nominees – Michelle Taylor, Louis Grabowsky and Cheryl Turnbull – and one of Voss Capital’s nominees – H.C. Charles Diao – at this year’s Annual Meeting of Shareholders.

Griffon’s business model and successful repositioning are delivering results, as is evidenced by the Company’s record revenues, adjusted EBITDA, and adjusted EPS in Fiscal 2021, and the Company is continuing that momentum into Fiscal 2022, outperforming analyst expectations with its first quarter results. Also underpinning Griffon’s strength is a deliberate approach to M&A and divestitures that is focused on earnings accretion and leading consumer brands, including its recent acquisition of Hunter Fan Company. The company continues to expect it will deliver a strong Fiscal 2022, including margin expansion and incremental contributions from Hunter Fan Company.

“We look forward to working with all members of our Board to build on the momentum created by our successful repositioning of Griffon over the last few years, including the recently completed acquisition of Hunter Fan Company,” said Ronald J. Kramer, Chairman and Chief Executive Officer of Griffon. “We believe this Company has never been in better shape and we will continue to grow our businesses and iconic brands, and evolve our Board, as indicated by the governance changes and diversity commitments made this year. As always, we value engagement with our shareholders and take their feedback seriously. We are committed to building shareholder value and thank them for their continued support.”

“We welcome Michelle and Charles to our Board, and would like to thank William Waldorf, who is now officially retired, for his many years of service to Griffon and its shareholders,” added Kevin F. Sullivan, Lead Independent Director of Griffon. “We will work quickly and constructively to integrate both new directors into our Board and governance framework as we continue the process of building stronger and more profitable operating businesses to drive long-term value for all of our shareholders.”

Shareholders also approved the Company’s two proposals to enhance governance with charter amendments to quickly phase out the classified structure of the Board and reduce the percentage of outstanding voting power required to call a special meeting to 25%. In addition, shareholders approved the Amended and Restated 2016 Equity Incentive Plan and ratified the selection of Grant Thornton LLP to serve as the Company’s independent registered public accounting firm. Shareholders failed to approve Griffon’s advisory vote on executive compensation.

The final vote is subject to certification by the independent inspector of election. Further details regarding the results of the 2022 Annual Meeting will be included in a Current Report on Form 8-K that Griffon will file with the Securities and Exchange Commission within four business days.

About Griffon Corporation

Griffon Corporation is a diversified management and holding company that conducts business through wholly-owned subsidiaries. Griffon oversees the operations of its subsidiaries, allocates resources among them and manages their capital structures. Griffon provides direction and assistance to its subsidiaries in connection with acquisition and growth opportunities as well as divestitures. In order to further diversify, Griffon also seeks out, evaluates and, when appropriate, will acquire additional businesses that offer potentially attractive returns on capital.

Griffon conducts its operations through two reportable segments:

•	Consumer and Professional Products (“CPP”) is a leading North American manufacturer and a global provider of branded consumer and professional tools; residential, industrial and commercial fans; home storage and organization products; and products that enhance indoor and outdoor lifestyles. CPP sells products globally through a portfolio of leading brands including AMES, since 1774, Hunter, since 1886, True Temper, and ClosetMaid.
•	Home and Building Products conducts its operations through Clopay Corporation (“Clopay”). Founded in 1964, Clopay is the largest manufacturer and marketer of garage doors and rolling steel doors in North America. Residential and commercial sectional garage doors are sold through professional dealers and leading home center retail chains throughout North America under the brands Clopay, Ideal, and Holmes. Rolling steel door and grille products designed for commercial, industrial, institutional, and retail use are sold under the CornellCookson brand.

Classified as a discontinued operation, Defense Electronics conducts its operations through Telephonics Corporation (“Telephonics”), founded in 1933, a globally recognized leading provider of highly sophisticated intelligence, surveillance and communications solutions for defense, aerospace and commercial customers.

For more information on Griffon and its operating subsidiaries, please see the Company’s website at www.griffon.com.

Forward-looking Statements

“Safe Harbor” Statements under the Private Securities Litigation Reform Act of 1995: All statements related to, among other things, income (loss), earnings, cash flows, revenue, changes in operations, operating improvements, the impact of the Hunter Fan transaction, industries in which Griffon operates and the United States and global economies that are not historical are hereby identified as “forward-looking statements” and may be indicated by words or phrases such as “anticipates,” “supports,” “plans,” “projects,” “expects,” “believes,” “should,” “would,” “could,” “hope,” “forecast,” “management is of the opinion,” “may,” “will,” “estimates,” “intends,” “explores,” “opportunities,” the negative of these expressions, use of the future tense and similar words or phrases. Such forward-looking statements are subject to inherent risks and uncertainties that could cause actual results to differ materially from those expressed in any forward-looking statements. These risks and uncertainties include, among others: current economic conditions and uncertainties in the housing, credit and capital markets; Griffon’s ability to achieve expected savings from cost control, restructuring, integration and disposal initiatives; the ability to identify and successfully consummate, and integrate, value-adding acquisition opportunities (including, in particular, integration of the Hunter Fan acquisition); increasing competition and pricing pressures in the markets served by Griffon’s operating companies; the ability of Griffon’s operating companies to expand into new geographic and product markets, and to anticipate and meet customer demands for new products and product enhancements and innovations; reduced military spending by the government on projects for which Griffon’s Telephonics Corporation supplies products, including as a result of defense budget cuts or other government actions; the ability of the federal government to fund and conduct its operations; increases in the cost or lack of availability of raw materials such as resin, wood and steel, components or purchased finished goods, including any potential impact on costs or availability resulting from tariffs; changes in customer demand or loss of a material customer at one of Griffon’s operating companies; the potential impact of seasonal variations and uncertain weather patterns on certain of Griffon’s businesses; political events that could impact the worldwide economy; a downgrade in Griffon’s credit ratings; changes in international economic conditions including interest rate and currency exchange fluctuations; the reliance by certain of Griffon’s businesses on particular third party suppliers and manufacturers to meet customer demands; the relative mix of products and services offered by Griffon’s businesses, which impacts margins and operating efficiencies; short-term capacity constraints or prolonged excess capacity; unforeseen developments in contingencies, such as litigation, regulatory and environmental matters; unfavorable results of government agency contract audits of Telephonics Corporation; our strategy, future operations, prospects and the plans of our businesses, including the exploration of strategic alternatives for Telephonics Corporation; Griffon’s ability to adequately protect and maintain the validity of patent and other intellectual property rights; the cyclical nature of the businesses of certain of Griffon’s operating companies; possible terrorist threats and actions and their impact on the global economy; the impact of COVID-19 on the U.S. and the global economy, including business disruptions, reductions in employment and an increase in business and operating facility failures, specifically among our customers and suppliers; Griffon’s ability to service and refinance its debt; and the impact of recent and future legislative and regulatory changes, including, without limitation, changes in tax law. Such statements reflect the views of the Company with respect to future events and are subject to these and other risks, as previously disclosed in the Company’s Securities and Exchange Commission filings. Readers are cautioned not to place undue reliance on these forward-looking statements. These forward-looking statements speak only as of the date made. Griffon undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Contacts

Griffon Corporation
Brian G. Harris
ir@griffon.com
SVP & Chief Financial Officer
(212) 957-5000

Media
Gladstone Place Partners
Lauren Odell / Danielle Fornabaio
Griffon@gladstoneplace.com
(212) 230-5930

Investors
MacKenzie Partners, Inc.
Dan Burch / Jeanne Carr
dburch@mackenziepartners.com
jcarr@mackenziepartners.com
(800) 322-2885